UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2013

JEFFERIES GROUP LLC

(Exact name of Registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 284-2550

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On April 25, 2013, the Audit Committee of our Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm. This determination followed the determination by the Audit Committee of our parent, Leucadia National Corporation (“Leucadia”), to continue PwC as its independent registered public accounting firm for the audit of its consolidated financial statements for the year ending December 31, 2013. PwC has been Leucadia’s independent registered public accounting firm for over 50 years. In connection with its selection of PwC, our Audit Committee approved the dismissal of Deloitte & Touche LLP (“Deloitte”), and on April 25, 2013, Deloitte was advised of its dismissal.

Deloitte’s audit reports on our consolidated financial statements as of and for the years ended November 30, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the past two fiscal years or the subsequent interim period through April 25, 2013, we had no: (1) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Deloitte with a copy of this report and have requested Deloitte to provide a letter addressed to the Commission indicating whether it agrees with our disclosures made in accordance with Item 304(a) of Regulation S-K. A copy of Deloitte’s letter is filed as Exhibit 16 to this report.

We did not consult with PwC during our two most recent fiscal years or through the date of this report regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us or oral advice was provided that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

We provided PwC with a copy of this report and provided PwC the opportunity to provide a letter addressed to the Commission containing any new information, clarification of the expression of our views, or the respects in which it does not agree with the statements made by us. PwC has advised us that it has reviewed the disclosures in this report and has no basis upon which to submit such a letter addressed to Commission.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed with this report;

Number	Exhibit

16	Letter from Deloitte & Touche LLP dated April 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES GROUP LLC

Date: April 26, 2013	By:	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

Index to Exhibits

Exhibit No.	Description

16	Letter from Deloitte & Touche LLP dated April 26, 2013